UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2022

RGC Resources, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave.,
N.E. Roanoke, Virginia	24016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (540) 777-4427

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $5 Par Value	RGCO	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 30, 2022, RGC Resources, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with respect to the sale of an aggregate of 200,000 shares of the Company’s common stock, par value $5.00 per share (the “Shares”), at a purchase price of $20.00 per share to certain affiliates of T. Rowe Price Associates, Inc. (the “Purchasers”).

The Shares are being offered and sold through direct negotiations between the Company and the Purchasers, and no party is acting as an underwriter or placement agent with respect to the offering of the Shares. The Shares are being offered and sold pursuant to a prospectus supplement dated March 30, 2022 and accompanying base prospectus dated February 14, 2020 under the Registration Statement on Form S-3 (File No. 333-236275) filed by the Company with the Securities and Exchange Commission on February 5, 2020 and declared effective on February 14, 2020.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy shares of the Company’s common stock.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the form Purchase Agreement filed as Exhibit 99.1 to this Current Report on Form 8-K, which exhibit is incorporated herein by reference.

The form Purchase Agreement includes certain representations and warranties made by the Company. These representations and warranties were made only for purposes of the Purchase Agreement as of the dates specified therein and were solely made for the benefit of the parties to the Purchase Agreement. Certain representations and warranties in the form Purchase Agreement may be subject to a standard of materiality and have been used for the purpose of allocating risk among the parties rather than establishing matters of fact. Investors should not rely on these representations and warranties as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries. Moreover, information concerning the subject matter of these representations and warranties may change after the date of the Purchase Agreement, which information may or may not be fully reflected in the Company’s public disclosures.

Item 9.01	Financial Statements and Exhibits.

Exhibits

5.1	Opinion of McGuireWoods LLP (filed herewith)

23.1	Consent of McGuireWoods LLP (included in Exhibit 5.1)

99.1	Form of Purchase Agreement (filed herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC., Registrant

/s/ Jason A. Field
Name:	Jason A. Field
Title:	Vice President, Chief Financial Officer and Treasurer

Date: March 30, 2022